EXHIBIT 10.9

                                 PROMISSORY NOTE
                     (Revolving Construction Line of Credit)
                                  (LIBOR Rate)


$50,000,000.00                               Charlotte, North Carolina

                                             June 23, 2000


         FOR VALUE RECEIVED, SRE GEORGIA - 1, L.P., a Georgia limited partnership, SRE GEORGIA - 2, L.P., a Georgia limited partnership, SRE GEORGIA - 3, L.P., a Georgia limited partnership, SRE TEXAS - 1, L.P., a Texas limited partnership, SRE TEXAS - 2, L.P., a Texas limited partnership, SRE TEXAS - 3, L.P., a Texas limited partnership, SRE ALABAMA - 1, LLC, an Alabama limited liability company, SRE ALABAMA - 2, LLC, an Alabama limited liability company, SRE ALABAMA - 3, LLC, an Alabama limited liability company, SREALESTATE ARIZONA
- 1, LLC, an Arizona limited liability company, SREALESTATE ARIZONA - 2, LLC, an Arizona limited liability company, SREALESTATE ARIZONA - 3, LLC, an Arizona limited liability company, SREALESTATE ARIZONA - 4, LLC, an Arizona limited liability company, SRE FLORIDA - 1, LLC, a Florida limited liability company, SRE FLORIDA - 2, LLC, a Florida limited liability company, SRE FLORIDA - 3, LLC, a Florida limited liability company, SRE NEVADA - 1, LLC, a Nevada limited liability company, SRE NEVADA - 2, LLC, a Nevada limited liability company, SRE NEVADA - 3, LLC, a Nevada limited liability company, SRE SOUTH CAROLINA - 1, LLC, a South Carolina limited liability company, SRE SOUTH CAROLINA - 2, LLC, a South Carolina limited liability company, SRE TENNESSEE - 1, LLC, a Tennessee limited liability company, SRE TENNESSEE - 2, a Tennessee limited liability company, SRE TENNESSEE - 3, LLC, a Tennessee limited liability company, SRE VIRGINIA - 1, LLC, a Virginia limited liability company, and SRE HOLDING, LLC, a North Carolina limited liability company (Collectively, "Borrowers"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, promises to pay to FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender"), or order, at 6302 Fairview Road, Suite 500, Charlotte, North Carolina 28210, or at such other place as Lender may from time to time in writing designate, in lawful money of the United States of America, the principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000.00), or so much thereof as may be advanced from time to time, pursuant to the terms of the Construction Loan Agreement (as defined herein), together with interest on the principal balance outstanding from time to time, in like money, from the date of the first advance of principal by Lender under this Promissory Note (this "Note"), to and including the Maturity Date (as defined herein), at the rate of two and twenty-five hundredths percent (2.25%) per annum above the LIBOR Rate (as defined herein) in effect from time to time (the "Applicable Interest Rate"):

         This Note is issued by Borrowers pursuant to a Construction Loan Agreement among Lender and Borrowers dated of even date (the "Construction Loan Agreement"), which is incorporated herein by reference. Unless otherwise defined herein or unless otherwise required by the context of this Note, capitalized terms used in this Note will have the meanings ascribed to those terms in the Construction Loan Agreement.

         For purposes of computing interest during the term of this Note, the Applicable Interest Rate for each calendar month shall be based on the LIBOR Rate in effect on the last day of the prior calendar month. All changes in the Applicable Interest Rate shall become effective on the first day of a calendar month following a change in the LIBOR Rate and shall be deemed in effect throughout such calendar month.

         The Principal Balance and interest thereon at the Applicable Interest Rate shall be due and payable as hereinafter set forth.

         Prior to the Loan Maturity Date, the outstanding Principal Balance hereunder may fluctuate up and down from time to time as Disbursements are made and Borrower repays the Principal Balance, or any portion thereof; provided, however, that the outstanding Principal Balance does not exceed $50,000,000.00. The Disbursements shall be made subject to the terms of the Construction Loan Agreement.

         The term "Advance Termination Date" shall mean 42 months from the date hereof.

         The term "Agreement" shall mean the Master Construction Loan Agreement dated as of even date herewith between Borrower and Lender.

         The term "Budgeted Interest" shall mean, as to each Construction Project, the amount of money shown in the Budget for such Construction Project, from which Borrowers agree Lender may pay itself interest on sums disbursed hereunder on a monthly basis as it accrues, provided that if Borrower shall pay the interest with other funds, Lender will, at Borrowers' request, reimburse Borrowers to the extent of the payment, but only to the extent available from funds allocated as Budgeted Interest. All such sums disbursed by Lender to payment of interest shall be considered a Disbursement for such Construction Project and added to the Principal Balance.

         The "LIBOR Rate" shall mean the monthly arithmetic average of the per annum interest rate announced from time to time as the one month London Interbank Offered Rates quoted each Monday for the previous Friday under the Money Rates Column of the Wall Street Journal, or as published in such other publication as Lender may designate. In the event such rate is not quoted on Monday for the previous Friday, the rate quoted on the first business day of the week for the last business day of the previous week shall be utilized.

         The term "Construction Project Maturity Date" shall mean, as to each Construction Project, the date the earlier of (i) fifteen (15) months less one day from the date of the first Disbursement of the Advance for a Construction Project, (ii) three (3) months after the Completion Date, or (iii) the Loan Maturity Date.

         The term "Deeds of Trust" shall mean those certain instruments entitled Deeds of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing), from Borrowers to the Trustee specified therein, in trust for Lender, and entitled Mortgages and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) from Borrowers to Lender, dated as of even date with this Note and any other mortgages or deeds of trust granted by Borrowers to Lender executed hereafter, securing payment of this Note, and covering certain real and personal property described therein (collectively, the "Properties").

         The term "Loan Maturity Date" shall mean the date five (5) years less one day after the Date hereof.

         The term "Other Security Documents" shall mean any and all of the documents other than this Note and the Deeds of Trust, now or hereafter executed by Borrowers and/or Sonic Automotive, Inc., and by or in favor of Lender, which wholly or partially guarantee or secure this Note or are executed in connection with this Note.

         The term "Principal Balance" shall mean the aggregate unpaid principal balance of all Disbursements outstanding from time to time.

         From the date hereof to and including the Loan Maturity Date, the Principal Balance and interest thereon shall be due and shall be payable as follows:

         (a) consecutive monthly installments of interest on the unpaid Principal Balance outstanding shall be due and payable at the Applicable Interest Rate, commencing on the fifteenth day of the first full calendar month after the date hereof, and continuing monthly thereafter on the fifteenth day of each month through and including the Loan Maturity Date; and

         (b) on each Construction Project Maturity Date, a principal installment equal to the aggregate amount of all outstanding Disbursements made for such Construction Project; and

         (c) on the Loan Maturity Date, a final installment which shall include all unpaid amounts of the Principal Balance and interest accrued and unpaid thereon and any and all other payments due under this Note and the Deeds of Trust and the Other Security Documents.

         As to each Construction Project, unless paid by Borrowers from other funds, Lender may disburse to itself to pay interest monthly as it accrues on this Note, the amount allocated for interest before the Construction Project Maturity Date, in the Budget for such Construction Project approved by Lender as being available only for payment of that interest. Disbursements will be made on behalf of Borrowers to Lender on the payment dates when interest is due and owing hereunder and will be made by a bookkeeping entry on Lender's records reflecting, as an additional disbursement hereunder, an amount equal to the accrued interest due on the relevant payment date. If Borrowers shall pay the interest with other funds, Lender will, at Borrowers' request, reimburse Borrowers to the extent of the payment by crediting such sums to the outstanding balance of the Disbursements attributable such Construction Project, but only to the extent available from funds allocated for interest on this Note.

         Borrowers may prepay the unpaid Principal Balance in whole or from time to time in part, at any time, upon payment of interest accrued on the unpaid Principal Balance outstanding through the day of prepayment and all other charges due hereunder and under the Deeds of trust and the Other Security Documents, without premium. All payments and prepayments received by Lender prior to an Event of Default, including, without limitation, any condemnation awards or insurance proceeds received under the Deeds of Trust which Lender is permitted to apply on the indebtedness evidenced hereby will be applied first to accrued unpaid interest at the Applicable Rate and then: (a) in the case where such prepayment is not made in connection with the release of a Property pursuant to Section 10 of the Construction Loan Agreement, to the outstanding balance of Disbursements then remaining unpaid for each Construction Project, in the inverse order of their maturity, and (b) in the case where such prepayment is made in connection with the release of a Property pursuant to Section 10 of the Construction Loan Agreement, to the outstanding balance of Disbursements then remaining unpaid for the applicable Construction Project.

         Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or any sums which may at any time be deemed to be interest, shall not exceed the amount which Lender may lawfully collect. In the event the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the amount which Lender may lawfully collect, all sums in excess of those lawfully collectible as interest for the period in question shall, without further notice to any party hereto, be applied as a premium-free reduction of the Principal Balance immediately upon receipt of such sums by Lender, with the same force and effect as though Borrowers had specifically designated such excess sums to be so applied to the reduction of the Principal Balance; provided, however, that Lender may, at any time, and from time to time, elect, by notice in writing to Borrowers, to waive, reduce or limit the collection of any sums (or refund to Borrowers any sums collected) in excess of those lawfully collectible as interest rather than accept such sums as prepayment of the Principal Balance.

         Payment of this Note is secured by the Deeds of Trust and the Other Security Documents. All of the agreements, conditions, covenants, provisions and stipulations contained in the Deeds of Trust and the Other Security Documents which are to be kept and performed by Borrower are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Borrowers covenant and agree to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

         Time is of the essence hereof and if any of the Principal Balance or interest on this Note or other sum due hereunder is not paid within fifteen (15) days of when due, Borrowers shall pay to Lender a late charge payment equal to four percent (4%) of the amount of such installment or the maximum rate permitted by law, whichever is less. If any "Event of Default" (as such term is defined in the Deeds of Trust) shall occur, then Lender, at its option and without further notice, demand or presentment for payment to Borrowers or others, may declare immediately due and payable the unpaid Principal Balance and interest accrued thereon to the date of such Event of Default and thereafter at the rate of three percent (3%) per annum over the Applicable Interest Rate, together with any reasonable attorneys' fees and costs (through and including any appellate fees and other reasonable costs and any fees and costs incurred in enforcing this Note and the Deeds of Trust or the Other Security Documents in any bankruptcy or insolvency proceeding) incurred by Lender in collecting or enforcing payment thereof to the extent allowed by law and all other sums owed by Borrowers under this Note and the Deeds of Trust and the Other Security Documents, anything in this Note and the Deeds of Trust and the Other Security Documents to the contrary notwithstanding, all without any relief whatever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Lender in this Note and the Deeds of Trust and the Other Security Documents.

         The remedies of Lender, as provided in this Note and the Deeds of Trust and the Other Security Documents, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices except as provided in this Note, the Construction Loan Agreement, the Deeds of Trust or any Other Security Documents in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note.

         Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and, then, only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

         This instrument shall be governed by and construed according to the laws of the State of North Carolina.

         Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall be deemed to include their respective heirs, administrators, executors, successors and assigns.

         In the event any one or more of the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

         The laws of South Carolina provide that in any real estate foreclosure proceeding, a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVE AND RELINQUISHE THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

         IN WITNESS WHEREOF, Borrowers, intending to be legally bound hereby, have duly executed this Note under seal on the day and year first above written.


                            SRE HOLDING, LLC, a North Carolina
                                     limited liability company,
                            SREALESTATE ARIZONA - 1, LLC,
                                     an Arizona limited liability company,
                            SREALESTATE ARIZONA - 2, LLC,
                                     an Arizona limited liability company,

                            SREALESTATE ARIZONA - 3, LLC,
                                     an Arizona limited liability company,
                            SREALESTATE ARIZONA - 4, LLC,
                                     an Arizona limited liability company,
                            SRE ALABAMA - 1, LLC,
                                     an Alabama limited liability company,
                            SRE ALABAMA - 2, LLC,
                                     an Alabama limited liability company,
                            SRE ALABAMA - 3, LLC,
                                     an Alabama limited liability company,
                            SRE SOUTH CAROLINA - 1, a South
                                     Carolina limited liability company,
                            SRE SOUTH CAROLINA - 2, a South
                                     Carolina limited liability company,
                            SRE VIRGINIA - 1, LLC, a Virginia
                                     limited liability company,
                            SRE TENNESSEE - 1, LLC, a Tennessee
                                     limited liability company,
                            SRE TENNESSEE - 2, LLC, a Tennessee
                                     limited liability company, and
                            SRE TENNESSEE - 3, LLC, a Tennessee
                                     limited liability company


                            By:   /s/ B. Scott Smith     (SEAL)
                               --------------------------
                                     B. Scott Smith, Vice President
                                     of each of the companies

                            Attest:     /s/ Stephen K. Coss
                                     ----------------------
                                     Stephen K. Coss, Secretary
                                     of each of the companies


                            SRE FLORIDA - 1, LLC, a Florida
                                     limited liability company,
                            SRE FLORIDA - 2, LLC, a Florida
                                     limited liability company,
                            SRE FLORIDA - 3, LLC, a Florida
                                     limited liability company,
                            SRE NEVADA - 1, LLC, a Nevada
                                     limited liability company,
                            SRE NEVADA - 2, LLC, a Nevada
                                     limited liability company, and
                            SRE NEVADA - 3, LLC, a Nevada
                                     limited liability company

                            By:           /s/ B. Scott Smith   (SEAL)
                                     --------------------------
                                     B. Scott Smith,
                                     President of each of the companies


                            Attest:      /s/ B. Scott Smith
                                     ----------------------
                                     Stephen K. Coss,
                                     Secretary of each of the companies

                            SRE GEORGIA - 1, L.P.,
                                     a Georgia limited partnership,
                            SRE GEORGIA - 2, L.P.,
                                     a Georgia limited partnership, and
                            SRE GEORGIA - 3, L.P.,
                                     a Georgia limited partnership


                            By:      SONIC AUTOMOTIVE OF
                                     GEORGIA, INC., a Georgia
                                     corporation, the General Partner of
                                     each of the partnerships


                                     By:         /s/ B. Scott Smith  (SEAL)
                                              -----------------------
                                              B. Scott Smith,
                                              Vice President

                                     Attest:     /s/ Stephen K. Coss
                                              ----------------------
                                              Stephen K. Coss,
                                              Secretary


                            SRE TEXAS - 1, L.P.,
                                     a Texas limited partnership,
                            SRE TEXAS - 2, L.P.,
                                     a Texas limited partnership, and
                            SRE TEXAS - 3, L.P.,
                                     a Texas limited partnership


                            By:      SONIC OF TEXAS, INC.,
                                     a Texas corporation, the
                                     General Partner of each of the
                                     Partnerships

                                     By:         /s/ B. Scott Smith (SEAL)
                                              ----------------------
                                              B. Scott Smith,
                                              Vice President

                                     Attest:    /s/ Stephen K. Coss
                                              ---------------------
                                              Stephen K. Coss,
                                              Secretary